AIM INVESTMENT

SECURITIES FUNDS

                         PROSPECTUS
--------------------------------------------------------------------------------
LIMITED                       The Limited Maturity Treasury Portfolio (the
MATURITY                 "Fund"), a portfolio of AIM Investment Securities Funds
TREASURY                 (the "Trust"), is an open-end, series, management
PORTFOLIO                mutual fund designed for institutions seeking liquidity
                         with minimum fluctuation in principal value, and,
INSTITUTIONAL            consistent with this investment objective, the highest
SHARES                   total return achievable. To achieve its objective, the
                         Fund will invest in an actively managed portfolio of
NOVEMBER 17, 1995        U.S. Treasury notes and other direct obligations of the
                         U.S. Treasury.

                              THERE CAN BE NO ASSURANCE THAT THE FUND WILL
                         ACHIEVE ITS OBJECTIVE. THE NET ASSET VALUE OF THE FUND VARIES DEPENDING ON THE MARKET VALUE OF ITS ASSETS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                              This Prospectus sets forth basic information that
                         investors should know about the Fund prior to investing and should be read and retained for future reference. A Statement of Additional Information, dated November 17, 1995, has been filed with the United States Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. For a copy of the Statement of Additional Information, write to the address below or call (800) 659-1005.

                              This Prospectus relates solely to the
                         Institutional Shares of the Fund. Shares of a Retail Class of the Fund are offered pursuant to a separate prospectus.

                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                         DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




[AIM LOGO APPEARS HERE]
Fund Management Company

11 Greenway Plaza
Suite 1919
Houston, Texas 77046-1173
(800) 659-1005

                                    SUMMARY

THE FUND AND ITS INVESTMENT OBJECTIVE

  AIM Investment Securities Funds (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company and currently has one portfolio: the Limited Maturity Treasury Portfolio (the "Fund"). The Fund consists of two classes: AIM Limited Maturity Treasury Shares (the "Retail Class") and the Institutional Shares (the "Institutional Shares"). This Prospectus relates solely to the Institutional Shares.

  Shares of the Retail Class are offered to investors pursuant to a separate prospectus. To obtain information about the Retail Class, please call (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere).

  Because the Trust declares dividends for each class of the Fund on a daily basis, each class of the Fund is expected to have the same net asset value (proportionate interest in the net assets of the Fund). Moreover, each class bears equally those expenses, such as the advisory fee, that are allocated to the Fund as a whole. Both classes of shares of the Fund share a common investment objective and portfolio of investments. However, each of the classes of the Fund have different shareholders and are separately allocated certain class expenses, such as those associated with the shareholder servicing of their shares. For example, a shareholder servicing fee of up to 0.15% of the average daily net assets of the Fund attributable to the Retail Class will be allocated to such class; such fee, however, will not be allocated to the Institutional Shares. Therefore, assuming that the allocations of other class-related expenses to the Institutional Shares and the Retail Class are the same, the yield of the Institutional Shares will be higher than the yield of the Retail Class in an amount which reflects such shareholder servicing fee.

  The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. To achieve its objective, the Fund will invest in U.S. Treasury notes and other direct obligations of the U.S. Treasury, and may (but does not currently intend to) engage in repurchase agreement transactions with respect to such obligations. The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose remaining maturities, measured from the date of settlement, do not exceed three (3) years. Under normal circumstances, the average portfolio maturity of the U.S. Treasury notes and other direct obligations of the U.S. Treasury owned by the Fund will range between one-and-one-half (1 1/2) and two (2) years.

INVESTORS IN INSTITUTIONAL SHARES

  The Institutional Shares are designed to be a convenient and economical vehicle through which institutions ("Institutions"), acting for themselves or on behalf of clients for whom they exercise investment discretion, can invest in a portfolio consisting of U.S. Treasury notes and other U.S. Treasury obligations with remaining maturities of three (3) years or less. Although the Institutional Shares may not be purchased by individuals directly, Institutions may purchase such shares for themselves or on a discretionary basis for accounts they maintain on behalf of their customers. The Institutional Shares may be particularly appropriate for Institutions investing short-term cash reserves for the benefit of customer accounts with respect to which Institutions exercise substantial investment discretion. Institutions may charge their customers a record keeping, account maintenance or other fee in connection with their accounts, and such customers should consult with their Institutions to obtain a schedule of applicable fees. See "Suitability For Investors."

PURCHASE OF SHARES

  Institutional Shares are sold at net asset value. No purchase or redemption charges are imposed by the Fund. Institutions may charge fees to their customers for services provided in connection with the maintenance of customer accounts with the Institutions, and customers should consult with their Institutions to obtain a schedule of any applicable fees. The minimum initial investment in the Institutional Shares is $1,000,000. There is no minimum amount for subsequent investments. Payment for shares purchased must be in federal funds or other funds immediately available to the Fund. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions of the Institutional Shares may be made without charge at net asset value. Payment for redeemed shares for which redemption orders are received prior to 4:15 p.m. Eastern Time will normally be made in federal funds on the next business day. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

  The net investment income of the Fund is declared as a dividend daily to shareholders of record immediately prior to 4:15 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Institutional Shares. Distributions of short-term capital gains, if any, are made quarterly and distributions of long-term capital gains, if any, are made annually. See "Dividends and Distributions."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement with the Trust (the "Advisory Agreement"). AIM acts as manager or advisor to 37 investment company portfolios. As of November 1, 1995, the total assets advised or managed by AIM or its affiliates were approximately $39.5 billion. Under the Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under a separate administrative services agreement, AIM is permitted to receive reimbursement of its costs in performing certain accounting and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, A I M Institutional Fund Services, Inc. ("Transfer Agent" or "AIFS"), AIM's wholly-owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "Management of the Trust."

DISTRIBUTOR

  Fund Management Company ("FMC") acts as the exclusive distributor of the Institutional Shares. FMC does not receive any fee from the Fund. See "Purchase of Shares" and "Management of the Trust -- Distribution of Shares."

SPECIAL CONSIDERATIONS

  The Fund's price per share will fluctuate inversely with changes in interest rates. However, the price changes in the Fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term bonds. This is because debt securities with longer maturities generally tend to produce higher yields but are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, and less capital fluctuation than a long-term bond fund might provide.

  AIM, AIM INSTITUTIONAL FUNDS, AIM LINK, THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM LOGO), AND AIM AND DESIGN ARE REGISTERED SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                           TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor understand the various costs and expenses that an investor in the Institutional Shares will bear directly or indirectly. The fees and expenses set forth in this table are based on the average net assets of the Institutional Shares of the Fund for the fiscal period ended July 31, 1995.

    Shareholder Transaction Expenses
      Maximum sales load imposed on purchase of shares (as a % of
         offering price)................................................             None
      Maximum sales load on reinvested dividends (as a % of offering
         price).........................................................             None
      Deferred sales load (as a % of original purchase price or
         redemption proceeds,
         as applicable).................................................             None
      Redemption fees (as a % of amount redeemed, if applicable)........             None
      Exchange fee......................................................             None

    Annual Fund Operating Expenses
      (as a % of average net assets)
      Management fees...................................................              .20%
      12b-1 fees........................................................             None
      Other expenses:
         Custodian fees.................................................  .01%
         Other..........................................................  .07%
                                                                         ----
           Total other expenses.........................................              .08%
                                                                                    -----
      Total fund operating expenses.....................................              .28%
                                                                                    =====

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period.

                                                                       INSTITUTIONAL
                                                                           SHARES
                                                                           ------
             1 year.......................................................   $ 3
             3 years......................................................   $ 9
             5 years......................................................   $16
            10 years......................................................   $36

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE SHARES OF THE INSTITUTIONAL SHARES OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESSER THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE ACTUAL PERFORMANCE OF THE INSTITUTIONAL SHARES WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNT FOR TOTAL FUND OPERATING EXPENSES REMAINS THE SAME FOR EACH YEAR.

                              FINANCIAL HIGHLIGHTS

  Shown below are the condensed financial highlights during the fiscal year ended July 31, 1995, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987. All data have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports on the financial statements and the related notes appear in the Statement of Additional Information.

                               JULY 31,                                        AUGUST 31,
                        --------------------   ------------------------------------------------------------------------------
                          1995        1994        1993        1992      1991       1990        1989        1988        1987
                        --------    --------    --------    --------   -------    -------     -------     -------     -------
Net asset value,
  beginning
  of period...........  $   9.96    $  10.24    $  10.21    $  10.01   $  9.79    $  9.78     $  9.80     $  9.92     $ 10.00
Income from
  investment
  operations:
  Net investment
    income............      0.57        0.37        0.44        0.60      0.73       0.79        0.85        0.73        0.09
  Net gains
    (losses) on
    securities
    (both realized
    and unrealized)...      0.07       (0.20)       0.05        0.29      0.22       0.01       (0.02)      (0.12)      (0.08)
                        --------    --------    --------    --------   -------    -------     -------     -------     -------
    Total from
      investment
      operations.....       0.64        0.17        0.49        0.89      0.95       0.80        0.83        0.61        0.01
                        --------    --------    --------    --------   -------    -------     -------     -------     -------
Less distributions:
  Dividends
    from net
    investment income      (0.57)      (0.37)      (0.44)      (0.60)    (0.73)     (0.79)      (0.85)      (0.73)      (0.09)
  Distributions
    from net realized
    capital gains....        --        (0.08)      (0.02)      (0.09)      --         --          --          --          --
                        --------    --------    --------    --------   -------    -------     -------     -------     -------
    Total
      distributions..      (0.57)      (0.45)      (0.46)      (0.69)    (0.73)     (0.79)      (0.85)      (0.73)      (0.09)
                        --------    --------    --------    --------   -------    -------     -------     -------     -------
Net asset
  value, end
  of period..........   $  10.03     $  9.96     $ 10.24    $  10.21   $ 10.01    $  9.79     $  9.78     $  9.80     $  9.92
                        ========     =======     =======    ========   =======    =======     =======     =======     =======
Total return (a).....       6.61%       1.72%       4.88%       9.14%    10.08%      8.52%       8.87%       6.34%       0.14%
                        ========     =======     =======    ========   =======    =======     =======     =======     =======
Ratios/supplemental
  data:
  Net assets,
    end of period
    (000s omitted)...   $129,530    $134,971    $130,690    $ 89,352   $25,528    $10,378     $16,065     $35,310     $ 4,202
                        ========    ========    ========    ========   =======    =======     =======     =======     =======
  Ratio of
    expenses
    to average
    net assets.......       0.28%(b)    0.25%(c)    0.24%       0.28%     0.41%(d)   0.31%(e)    0.31%(f)    0.31%(f)    0.25%(c)(f)
                        ========     =======     =======    ========   =======    =======     =======     =======     =======
  Ratio of
    net investment
    income to average
    net assets.......       5.70%(b)    3.98%(c)    4.30%       5.76%     7.36%(d)   8.12%(e)    8.69%(f)    7.46%(f)    6.98%(c)(f)
                        ========     =======     =======    ========   =======    =======     =======     =======     =======
  Portfolio
    turnover rate....     120.01%     120.40%     122.99%     119.62%   214.74%    192.46%     219.53%     140.83%      28.29%
                        ========     =======     =======    ========   =======    =======     =======     =======     =======
Borrowings
  for the period:
  Amount of
    debt outstanding
    at end of period
    (000s omitted)...        --                      --          --        --         --      $ 2,257     $10,892         --
  Average
    amount of debt
    outstanding
    during the
    period (000s
    omitted) (g).....        --          --          --          --        --     $   834     $ 3,562     $ 3,754         --
  Average
    number of shares
    outstanding
    during the
    period (000s
    omitted) (g).....     12,540      16,864       9,785       6,097     1,477      1,208       1,817       2,118         390
  Average
    amount of debt
    per share during
    the period...            --          --          --          --        --     $  0.69     $  1.96     $  1.69         --

---------------

(a) For periods less than one year, total returns are not annualized.

(b) Ratios are based on average net assets of $123,910,861.

(c) Annualized.

(d) After expense reimbursements.

(e) After waiver of advisory fees and expense reimbursements.

(f) After waiver of advisory fees.

(g) Averages computed on a daily basis.

                           SUITABILITY FOR INVESTORS

  The Institutional Shares are designed to be a convenient and economical vehicle through which Institutions can invest in a portfolio consisting of U.S. Treasury notes and other direct obligations of the U.S. Treasury with remaining maturities of three (3) years or less. Although shares of Institutional Shares may not be purchased directly by individuals, Institutions may purchase such shares for themselves or for accounts they maintain on behalf of their customers. The Institutional Shares may be particularly appropriate for Institutions investing short-term cash reserves for the benefit of customer accounts with respect to which Institutions exercise substantial investment discretion. It is the responsibility of a prospective institutional investor to determine if an investment in the Institutional Shares is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  Each share of beneficial interest of the Fund, regardless of class, has the same net asset value (proportionate interest in the net assets of the Fund) and bears equally those expenses, such as the advisory fee, that are allocated to the Fund as a whole. All classes of the Fund share a common investment objective and portfolio of investments. However, each class of the Fund has different shareholders and is separately allocated certain class expenses.

  An investment in the Fund may relieve the Institution of many of the investment and administrative burdens encountered when investing in a portfolio of debt instruments directly. These functions include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt and delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most Institutions will perform their own sub-accounting.

  The price per share of the Fund's shares will fluctuate inversely with changes in interest rates. However, the price changes in the Fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term obligations. The Fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, and less capital fluctuation than a long-term bond fund might provide.

                               INVESTMENT PROGRAM
INVESTMENT POLICIES

  The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value, and, consistent with this investment objective, the highest total return achievable. There can be no assurance, however, that the Fund will achieve its objective.

  To achieve its objective, the Fund will invest in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury. The Fund may invest in U.S. Treasury obligations, which are direct obligations of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance, including U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds. The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose maturities do not exceed three (3) years. Under normal circumstances, the average portfolio maturity of the Fund will range between one-and-one-half (1 1/2) and two (2) years. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover rate should not adversely affect the net income of the Fund.

  Loans of Portfolio Securities. Subject to its investment restrictions (see "Investment Restrictions") the Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or U.S. Treasury obligations which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities; provided, however, that such loans are made according to the guidelines of the SEC and the Trust's Board of Trustees. The Fund will be entitled to the interest paid upon investment of the cash collateral in its permitted investments, or to the payment of a premium or fee for the loan. The Fund may at any time call such loans and obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions. The Fund may pay reasonable fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will only engage in securities lending transactions with broker-dealers registered with the SEC, or with federally supervised banks or savings and loan associations.

  When-Issued or Delayed Delivery Trading. The Fund may purchase U.S. Treasury obligations on a when-issued basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery to take place in the future in order to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund's custodian bank will segregate cash or short-term U.S. Treasury obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and when-issued purchase transactions. No delayed delivery or when-issued commitments will be made if, as a result, more than 25% of the Fund's net assets would be so committed.

  Borrowing. Subject to its investment restrictions (see "Investment Restrictions"), the Fund may borrow money from banks for temporary or emergency purposes such as to meet redemption requests which might otherwise require the untimely disposition of securities. The Fund may not borrow for the purpose of increasing income. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Fund believes that, in the event of abnormally heavy redemption requests, its borrowing provisions would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date and interest payment. It is the current operating policy of the Fund to enter into reverse repurchase agreements (which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act")) only for temporary or emergency purposes and not as a means to increase income, even though the Fund's investment restrictions permit the Fund to engage in reverse repurchase agreements for income enhancement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Treasury obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

  Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets, including repurchase agreements with remaining maturities in excess of seven days.

  The investment policies described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund.

INVESTMENT RESTRICTIONS

  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that the Fund will not:

          (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury;

          (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed 33 1/3% of the value of the Fund's assets (including the proceeds of such senior securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

          (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; or

          (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets;

  The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

                               PURCHASE OF SHARES

  The Institutional Shares are sold to Institutions on a continuing basis at the net asset value of such shares next determined after an order has been accepted by the Fund. No purchase or redemption charges are imposed by the Fund; however, Institutions may charge their customers a record keeping, account maintenance or other fee in connection with their accounts, and such customers should consult with their Institutions to obtain a schedule of applicable fees. In order to maximize its income, the Fund attempts to remain as fully invested as practicable. Accordingly, in order to be accepted for execution, purchase orders must be received by the Fund prior to the determination of net asset value (4:15 p.m. Eastern Time) on a business day of the Fund, which means any day on which either the New York Stock Exchange (the "NYSE") or the Fund's custodian bank is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Banks will be required to certify to the Trust that they comply with applicable state laws regarding registration as broker-dealers, or that they are exempt from such registration.

  To facilitate the investment of the proceeds of purchase orders, the Fund urges Institutions to place their orders as early in the day as possible. Subject to the conditions stated above and the Fund's right to reject any purchase order, purchase orders received by the Fund prior to 4:15 p.m. Eastern Time on any business day will be accepted on that day (a) when payment for the shares of the class of the Fund purchased is received by the Bank of New York, the Fund's custodian bank, in the form described below and notice of such order is provided to AIFS or (b) at the time the order is placed, if the Fund is assured of payment, and will be priced at the net asset value determined as of 4:15 p.m. Eastern Time on such day. Payment for such shares must be received by The Bank of New York, the Fund's custodian, on the next business day of the Fund following the effective date of purchase. Dividends begin accruing on the first business day of the Fund following the day on which a purchase order for the Fund is effective. Purchase orders received by the Fund after 4:15 p.m. Eastern Time on any business day will be effective on the next business day of the Fund and will be priced at the net asset value determined at the end of such day.

  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the Fund. Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Fund and any funds received for which an order has not been received will be returned to the sending Institution. An order to purchase shares must specify which class of shares of the Fund is being purchased; otherwise any funds received will be returned to the sending Institution.

  The minimum initial investment for the purchase of shares of the Institutional Shares is $1,000,000. No minimum amount is required for subsequent investments in the Institutional Shares nor are minimum balances required. Prior to the initial purchase of shares, an Account Application must be completed and sent to AIFS, 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Account Applications may be obtained from AIFS. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to AIFS.

  In the interest of economy and convenience, certificates representing shares of the Fund will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Trust reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares at the net asset value next determined after receipt of the redemption request in proper form by the Fund. There is no charge for redemption. Since shares of the Fund are not maintained at a constant net asset value, but fluctuate in value with changes in the market value of securities held by the Fund, the value of the shares of the Fund on redemption may be more or less than the shareholder's initial cost, depending upon the value of the Fund's investments at the time of redemption. Redemption requests with respect to the Institutional Shares may also be made via AIM LINK(R), a personal computer application software product. See "Net Asset Value." Redemption requests with respect to shares for which certificates have not been issued are normally made by calling AIFS at (800) 659-1005.

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by AIFS prior to 4:15 p.m. Eastern Time on a business day of the Fund, the redemption will be effected at the net asset value determined as of 4:15 p.m. Eastern Time on such day and the shares to be redeemed will receive the dividend declared on the day the request is received. The proceeds of a redemption request effected prior to 4:15 p.m. Eastern Time will not be wired to the redeeming shareholder until the next business day of the Fund. A redemption request received by AIFS after 4:15 p.m.

Eastern Time or on other than a business day of the Fund will be effected at the net asset value of the Fund determined as of 4:15 p.m. Eastern Time on the next business day of the Fund, and the proceeds of such redemption will normally be wired on the business day next following such determination, or two (2) business days after the receipt of the redemption request.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on such notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or AIFS.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts of under $1,000 will be made by check mailed within seven (7) days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Fund's best interest to do so.

  The Fund's shares are not redeemable at the option of the Trust unless the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund. Notwithstanding the foregoing, the Fund is permitted to redeem shares in any account with a net asset value less than $500.

                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from the net investment income (not including any net short-term capital gains) earned by the Fund are declared daily and paid monthly. Distributions from net realized short-term capital gains, if any, are paid quarterly. Distributions from net realized long-term capital gains, if any, are paid annually.

  The dividends accrued and paid for each class of the Fund's shares will consist of: (a) interest accrued and discounts earned (including both original issue and market discount) for the Fund, allocated based upon each class's pro rata share of the net assets of the Fund, less (b) Trust expenses accrued for the applicable dividend period attributable to the Fund, such as custodian fees, trustee's fees, and accounting and legal expenses, allocated based upon each class's pro rata share of the net assets of the Fund, less (c) expenses directly attributable to each class which accrued for the applicable dividend period, such as shareholder servicing plan expenses, if any, transfer agent fees or registration fees unique to each class.

  Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of the Fund. Accordingly, dividends begin accruing on the first business day of the Fund following the day on which a purchase order for shares of the Fund is effective, and accrue through the day on which a redemption order is effective. Thus, if a purchase order is effective on a Friday, dividends will begin accruing on the following Monday (unless such day is not a business day of the Fund).

  All dividends declared during a month will be paid by check or wire transfer. (Wire transfers may only be made in amounts of $1,000 or more.) In such case, payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends and distributions automatically reinvested in additional full and fractional shares of the Fund at the net asset value of such shares. Such election, or any revocation thereof, must be made in writing by the institution to AIFS at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173 and will become effective with dividends paid after its receipt by AIFS. If a shareholder redeems all the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

                                     TAXES

  Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain requirements that must be met each year for the Fund to qualify as a regulated investment company. As long as the Fund qualifies for tax treatment as a regulated investment company, the Fund (but not its shareholders) will not be subject to income tax on income and capital gains distributed to shareholders. Consistent with the distribution requirements of the Code, the Fund's policy is to distribute to its shareholders at least 90% of its investment company taxable income for each year. The Fund intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax; to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the 12-month period ending on October 31 prior to the end of each calendar year; and to meet the other requirements of Subchapter M of the Code, including the requirements with respect to diversification of assets and sources of income.

  Under the Code, dividends paid by the Fund are generally subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund. The Code provides an exception to this general rule; if the Fund declares a dividend in October, November or December to shareholders of record and pays the dividend before February 1 of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January of the following year when it is paid. Dividends paid by the Fund from its net investment income and realized short term capital gains are taxable to shareholders at ordinary income tax rates. It is anticipated that no portion of dividends paid by the Fund will be eligible for the dividends received deduction for corporations. Distributions of the Fund's long term capital gains (capital gains dividends) will be taxable to the shareholder as long-term capital gains regardless of the length of time the shareholder held his shares.

  A portfolio of the Trust (a "Portfolio") will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore one Portfolio may not offset its gains against the other Portfolio's losses and each Portfolio must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to above may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisors concerning the application of state, local or foreign taxes. Certain states exempt payments of interest by mutual funds with respect to U.S. Treasury obligations from state income taxes, and investors should consult with their own tax advisors concerning the availability of such exemption in their state.

  The foregoing discussion of federal income tax consequences is only a summary based on tax laws and regulations in effect on the date of this Prospectus, which laws and regulations are subject to change by legislative or administrative action. For additional information regarding certain tax consequences of an investment in the Institutional Shares, see the Statement of Additional Information.

                                NET ASSET VALUE

  The net asset value per share of the Fund is determined daily as of 4:00 p.m. Eastern Time on each business day of the Fund by dividing the value of the Fund's total net assets by the total number of shares outstanding of all classes of the Fund's shares. Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specially authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of sixty (60) days or less are valued at amortized cost as reflecting fair value.

                            PERFORMANCE INFORMATION

  Performance information for each class of shares of the Fund can be obtained by calling the Fund at (800) 659-1005.

  The performance of the Institutional Shares may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund.

  The yield of the Institutional Shares is a way of showing the rate of income the Institutional Shares class earns on its investments as a percentage of the Institutional Shares' price. In order to calculate yield, the Fund takes the interest income earned from its portfolio of investments attributable to the Institutional Shares for a 30-day period (net of expenses), divides such interest by the number of shares of the Institutional Shares class and expresses the result as an annualized percentage rate based on the net asset value per share of the Institutional Shares at the end of the 30-day period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the yield of the Institutional Shares may not equal the income paid to an investor's account or the income reported in the financial statements for the Institutional Shares.

  The Fund may also quote the distribution rate for the Institutional Shares, which is calculated by dividing dividends declared during a specified period by the net asset value per share of the Institutional Shares at the end of the period and annualizing the results.

  The total return of the Institutional Shares shows the overall change in value of the Institutional Shares, including changes in share price assuming all of the Institutional Shares' dividends and capital gain distributions are reinvested. A cumulative total return reflects the performance of the Institutional Shares over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of the Institutional Shares had been constant over the entire period. Because average annual returns tend to smooth out variations in the return of the Institutional Shares, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Institutional Shares may separate its cumulative and average annual returns into income results and capital gain or loss.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. Further information about the performance of the Fund is contained in the Fund annual report to shareholders, a copy of which may be obtained without charge upon written request to the Trust.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with annual and semi-annual reports containing information about the Fund and its operations, including a list of the investments held by the Fund and financial statements. The annual financial statements are audited by the Fund's independent auditors. A copy of the current list of the investments of the Fund will be sent to shareholders upon request.

  Unless otherwise requested by the shareholder, each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the Institution. The Institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                            MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES

  The overall management of the business and affairs of the Fund is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Trust's officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees.

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, acts as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement, dated October 18, 1993 (the "Advisory Agreement"). AIM was organized in 1976 and together with its affiliates, manages or advises 37 investment company portfolios (including the Fund). As of November 1, 1995, the total assets of the investment company portfolios were approximately $39.5 billion.

  AIM is a wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"). Certain trustees and officers of the Trust are affiliated with AIM and AIM Management.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. The Advisory Agreement provides that, upon the request of the Trust's Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Fund have entered into a Master Administrative Services Agreement (the "Administrative Services Agreement"), dated as of October 18, 1993, pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries. In addition, the Fund and A I M Institutional Fund Services, Inc., a wholly-owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AIFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  For the fiscal year ended July 31, 1995, the Fund paid 0.20% of its average daily net assets to AIM for its advisory services, and the Institutional Shares' total expenses for the same period, stated as a percentage of average daily net assets of the Fund was 0.28%.

  For the fiscal year ended July 31, 1995 the Fund paid 0.02% of its average daily net assets to AIM for reimbursement for administrative services.

FEE WAIVERS

  In order to increase the yield to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of such fiscal year. Fee waivers or reductions and waivers of expense reimbursements, other than those set forth in the Advisory Agreement, may be rescinded, at any time, without notice to investors.

PORTFOLIO MANAGEMENT

  AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of 95 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Karen Dunn Kelley and Meggan M. Walsh. Ms. Kelley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1992. Ms. Kelly has been associated with AIM since 1989 and has a total of 13 years of experience as an investment professional. Ms. Walsh is Vice President of AIM Capital and has been responsible for the Fund since 1992. Ms. Walsh has been associated with AIM since 1991 and has a total of eight years of experience as an investment professional. Prior to 1991, Ms. Walsh was Manager of Short-Term U.S. Commercial Paper and Euro-Commercial Paper Programs at Nationale-Nederlanden North America Corporation.

DISTRIBUTION OF SHARES

  The Trust has entered into a Distribution Agreement, dated October 18, 1993, relating to the shares of the Institutional Shares (the "Distribution Agreement") with Fund Management Company, a registered broker-dealer and a wholly-owned subsidiary of AIM, to act as the distributor of shares of the Institutional Shares. The address of FMC is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with FMC. The Distribution Agreement provides FMC with the exclusive right to distribute shares of the Institutional Shares either directly or through other broker-dealers.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of shares of the Institutional Shares during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed .05% of the net asset value of the shares of the Institutional Shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Institutional Shares or the amount received as proceeds from such sales. Sales of the Institutional Shares may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  AIM is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to AIM with clients other than the Fund. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Fund. In accordance with policies established by the trustees, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

                              GENERAL INFORMATION
ORGANIZATION OF THE TRUST

  The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust, dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end series, management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust was originally organized as a Maryland corporation on November 4, 1988 and on October 15, 1993 was reorganized as a Delaware business trust and the Fund.

DESCRIPTION OF SHARES

  All shares of the Trust have equal rights with respect to voting, except that
(i) the holders of shares of all classes of a particular Portfolio, voting together, will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that portfolio, and (ii) the holders of shares of a particular class will have the exclusive right to vote on matters pertaining to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. The holders of each class have distinctive rights with respect to dividends which are more fully described in the Statement of Additional Information. In the event of dissolution or liquidation, holders of each portfolio's shares will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Trust attributable to the respective portfolio or allocated between the portfolios based on the respective liquidation values of each such portfolio. The Trust will not normally hold annual shareholders' meetings. Shareholders may remove trustees from office by votes cast at a meeting of shareholders called for that purpose or by written consent, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Trust's outstanding voting securities.

  The Institutional Class and Retail Class have different shareholders and are allocated certain differing class expenses, such as those associated with the shareholder servicing of their shares. To obtain information about the Retail Class, please call A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly-owned subsidiary of A I M Advisors, Inc., at (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere). AIM Distributors is the exclusive distributor of the Retail Class.

  There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable. The Board of Trustees may create additional classes or series of the Trust's shares without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, acts as transfer agent and dividend disbursing agent for the Institutional Shares. The Bank of New York, 110 Washington Street, 8th Floor, New York, New York 10286, serves as custodian for the Fund's portfolio securities and cash.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania serves as counsel to the Trust and has passed upon the legality of the Shares.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, or may be made by calling (800) 659-1005.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Trust or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

=======================================   ======================================


AIM INVESTMENT SECURITIES FUNDS                        PROSPECTUS
LIMITED MATURITY TREASURY PORTFOLIO
INSTITUTIONAL SHARES                                November 17, 1995
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173                                  AIM
(800) 659-1005                                          INVESTMENT
                                                     SECURITIES FUNDS
INVESTMENT ADVISOR
A I M ADVISORS, INC.                               --------------------
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173                            LIMITED MATURITY
(713) 626-1919                                      TREASURY PORTFOLIO

DISTRIBUTOR                                        --------------------
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173
(800) 659-1005                                     INSTITUTIONAL SHARES

AUDITORS
KPMG PEAT MARWICK LLP
NationsBank Building                                TABLE OF CONTENTS
700 Louisiana
Houston, Texas 77002                                                       PAGE
                                                                           ----
CUSTODIAN
THE BANK OF NEW YORK                      Summary........................     2
110 Washington Street, 8th Floor
New York, New York 10286                  Table of Fees and Expenses.....     4

TRANSFER AGENT                            Financial Highlights...........     5
A I M INSTITUTIONAL FUND SERVICES, INC.
11 Greenway Plaza, Suite 1919             Suitability For Investors......     6
Houston, Texas 77046-1173
                                          Investment Program.............     6

                                          Purchase of Shares.............     8

                                          Redemption of Shares...........     8

                                          Dividends and Distributions....     9
NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY       Taxes..........................     9
REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS IN CONNECTION WITH        Net Asset Value................    10
THE OFFERING MADE BY THE PROSPECTUS,
AND IF GIVEN OR MADE, SUCH                Performance Information........    10
INFORMATION OR REPRESENTATIONS MUST
NOT BE RELIED UPON AS HAVING BEEN         Reports to Shareholders........    11
AUTHORIZED BY THE FUND OR THE
DISTRIBUTOR. THIS PROSPECTUS DOES         Management of the Trust........    11
NOT CONSTITUTE AN OFFER IN ANY
JURISDICTION TO ANY PERSON TO WHOM        Portfolio Transactions and
SUCH OFFERING MAY NOT LAWFULLY              Brokerage Allocation.........    12
BE MADE.
                                          General Information............    13


=======================================   =====================================

                                                     STATEMENT OF
                                                     ADDITIONAL INFORMATION

                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                              INSTITUTIONAL SHARES

                               11 GREENWAY PLAZA
                                   SUITE 1919
                           HOUSTON, TEXAS 77046-1173
                                 (800) 659-1005

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                  FUND MANAGEMENT COMPANY, 11 GREENWAY PLAZA,
                     SUITE 1919, HOUSTON, TEXAS 77046-1173
                          OR BY CALLING (800) 659-1005

                             ---------------------

          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 17, 1995
               RELATING TO THE PROSPECTUS DATED NOVEMBER 17, 1995

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
Introduction.......................................................      1

General Information About the Fund.................................      1

     The Fund and its Shares.......................................      1

     Trustees and Officers.........................................      2

     Remuneration of Trustees......................................      5

     AIM Funds Retirement Plan for Eligible Directors/Trustees.....      5

     Deferred Compensation Agreements..............................      6

     The Investment Advisor........................................      6

     Transfer Agent and Custodian..................................      8

     Reports.......................................................      8

     Principal Holders of Securities...............................      8

Purchases and Redemptions..........................................      9

     Net Asset Value Determination.................................      9

     The Distribution Agreement....................................     10

     Suspension of Redemption Rights...............................     10

Investment Program and Restrictions................................     10

     Investment Program............................................     10

     Investment Restrictions.......................................     11

Performance Information............................................     12

     Yield Calculations............................................     12

     Total Return Calculations.....................................     12

     Historical Portfolio Results..................................     13

Portfolio Transactions.............................................     13

Taxes..............................................................     14

     Qualification as a Regulated Investment Company...............     14

     Excise Tax on Regulated Investment Companies..................     15

     Fund Distributions............................................     15

     Effect of Future Legislation; Local Tax Considerations........     15

Financial Statements...............................................    F-1

                                  INTRODUCTION

  AIM Investment Securities Funds (the "Trust") (formerly, AIM Investment Securities Funds, Inc.) is a series mutual fund currently offering one portfolio: the Limited Maturity Treasury Portfolio (the "Fund"). Currently, the Fund has two classes of shares, consisting of the Institutional Shares (the "Institutional Shares") and AIM Limited Maturity Treasury Shares (the "Retail Class"). This Statement of Additional Information relates solely to the Institutional Shares of the Fund.

  The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus for the Institutional Shares (the "Prospectus"), dated November 17, 1995. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Institutional Shares. Some of the information required to be in this Statement of Additional Information is also included in the current Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                       GENERAL INFORMATION ABOUT THE FUND
THE FUND AND ITS SHARES

  The Fund is an open-end, series portfolio of the Trust. The Trust is an open-end, series, management investment company which was originally organized as a Maryland corporation on November 4, 1988. On October 15, 1993, the Trust was reorganized as a Delaware business trust and the Fund, which previously had been a portfolio of another open-end investment company, was redomesticated as a portfolio of the Trust. A copy of the Trust's Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Declaration of Trust") is on file with the SEC.

  Shares of beneficial interest of the Fund will be redeemable at the net asset value thereof at the option of the shareholder, or at the option of the Fund in certain circumstances.

  Shareholders of the Trust do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares of all series or classes voting together for election of trustees may elect all of the members of the Board of Trustees and in such event, the remaining holders cannot elect any members of the Board of Trustees.

  The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any portfolio or class thereof, however, may be terminated at any time, upon the recommendation of the Board of Trustees, by vote of the holders of a majority of the outstanding shares of the Trust, such portfolio or such class, respectively; provided, however, that the Board of Trustees may terminate, without such shareholder approval, the Trust, any portfolio or any class thereof with respect to which there are fewer than 100 holders of record.

  The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares, $.01 par value, of each class of shares of beneficial interest of the Trust. The Board of Trustees may establish additional series or classes of shares from time to time without shareholder approval. Additional information concerning the rights of share ownership is set forth in the prospectus applicable to each such class or series of shares of the Trust.

  The assets received by the Trust for the issuance or sale of shares of each class relating to a portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that portfolio, and constitute the underlying assets of that portfolio. The underlying assets of each portfolio will be segregated and will be charged with the expenses with respect to that portfolio and with a share of the general expenses of the Trust. While certain expenses of the Trust will be allocated to the separate books of account of each portfolio, certain other expenses may be legally chargeable against the assets of the entire Trust.

  Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. However, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for all losses and expenses of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which a trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of trustees and officers.

  As described in the Prospectus, the Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the trustees have been elected by the shareholders, the trustees then in office will call a shareholders' meeting for the election of trustees. In addition, trustees may be removed from office by a written instrument signed by at least two-thirds of the trustees of the Trust or by a vote of the holders of a majority of the shares present at a meeting of which a quorum is present and which has been duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust.

  As used herein and in the Prospectus, the term "majority of the outstanding shares" of beneficial interest of the Trust or a portfolio means, respectively, the lesser of (i) 67% or more of the shares of beneficial interest of the Trust or the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio.

TRUSTEES AND OFFICERS

  The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

     *CHARLES T. BAUER, Trustee and Chairman (76)

          Director, Chairman and Chief Executive Officer, A I M Management Group Inc.; Chairman of the Board of Directors, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Director, AIM Global Advisors Limited, A I M Global Management Company Limited and AIM Global Ventures Co.

     BRUCE L. CROCKETT, Trustee (51)
     COMSAT Corporation
     6560 Rock Spring Drive
     Bethesda, MD 20817

          Director, President and Chief Executive Officer, COMSAT Corporation (includes COMSAT World Systems, COMSAT Mobile Communications, COMSAT Video Enterprises and COMSAT RSI and COMSAT International Ventures). Previously, President and Chief Operating Officer, COMSAT Corporation; President, World Systems Division, COMSAT Corporation; and Chairman, Board of Governors of INTELSAT; (each of the COMSAT companies listed above is an international communication, information and entertainment-distribution services company).

     OWEN DALY II, Trustee (71)
     Six Blythewood Road
     Baltimore, MD 21210

          Director, Cortland Trust Inc. (investment company). Formerly, Director, CF & I Steel Corp., Monumental Life Insurance Company and Monumental General Insurance Company; and Chairman of the Board of Equitable Bancorporation.

---------------

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. ("AIM"), as defined in the Investment Company Act of 1940 (the "1940 Act").

  **CARL FRISCHLING, Trustee (58)
     919 Third Avenue
     New York, NY 10022

          Partner, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel (law firm). Formerly, Partner, Reid & Priest (law firm); and, prior thereto, Partner, Spengler Carlson Gubar Brodsky & Frischling (law firm).

     *ROBERT H. GRAHAM, Trustee and President (48)

          Director, President and Chief Operating Officer, A I M Management Group Inc.; Director and President, A I M Advisors, Inc.; Director and Executive Vice President, A I M Distributors, Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc., AIM Global Ventures Co., A I M Institutional Fund Services, Inc. and Fund Management Company; and Senior Vice President, AIM Global Advisors Limited.

     JOHN F. KROEGER, Trustee (71)
     24875 Swan Road - Martingham
     Box 464
     St. Michaels, MD 21663

          Director, Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Equity Partners Fund, Inc., Total Return U.S. Treasury Fund, Inc., Flag Investors Intermediate Term Income Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Alex. Brown Cash Reserve Fund, Inc. and North American Government Bond Fund, Inc. (investment companies). Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm).

     LEWIS F. PENNOCK, Trustee (53)
     8955 Katy Freeway, Suite 204
     Houston, TX 77024

          Attorney in private practice in Houston, Texas.

     IAN W. ROBINSON, Trustee (72)
     183 River Drive
     Tequesta, FL 33469

          Formerly, Executive Vice President and Chief Financial Officer, Bell Atlantic Management Services, Inc. (provider of centralized management services to telephone companies); Executive Vice President, Bell Atlantic Corporation (parent of seven telephone companies); and Vice President and Chief Financial Officer, Bell Telephone Company of Pennsylvania and Diamond State Telephone Company.

     LOUIS S. SKLAR, Trustee (56)
     Transco Tower, 50th Floor
     2800 Post Oak Blvd.
     Houston, TX 77056

          Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development).

     ***JOHN J. ARTHUR, Senior Vice President and Treasurer (51)

          Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice President and Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc.,
     A I M Institutional Fund Services, Inc. and Fund Management Company; and Vice President, AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., and AIM Global Ventures Co.

---------------

* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

*** Mr. Arthur and Ms. Relihan are married.

     GARY T. CRUM, Senior Vice President (48)

          Director and President, A I M Capital Management, Inc.; Director and Senior Vice President, A I M Management Group Inc., A I M Advisors, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc. and AIM Global Ventures Co.; Director, A I M Distributors, Inc.; and Senior Vice President, AIM Global Advisors Limited.

     ***CAROL F. RELIHAN, Vice President and Secretary (41)

          Senior Vice President, Secretary and General Counsel, A I M Advisors, Inc.; Vice President, General Counsel and Secretary, A I M Management Group Inc., and Fund Management Company; Vice President and Secretary, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc. and A I M Institutional Fund Services, Inc.; Vice President and Assistant Secretary, AIM Global Advisors Limited and AIM Global Ventures Co.

     DANA R. SUTTON, Vice President and Assistant Treasurer (36)

          Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice President and Assistant Treasurer, Fund Management Company.

     MELVILLE B. COX, Vice President (52)

          Vice President, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc.; and Assistant Vice President, A I M Distributors, Inc. and Fund Management Company. Formerly, Vice President, Charles Schwab & Co., Inc.; Assistant Secretary, Charles Schwab Family of Funds and Schwab Investments; Chief Compliance Officer, Charles Schwab Investment Management, Inc.; and Vice President, Integrated Resources Life Insurance Co. and Capitol Life Insurance Co.

     KAREN DUNN KELLEY, Vice President (35)

          Director, A I M Global Management Company Limited; Senior Vice President, A I M Capital Management, Inc. and AIM Global Advisors Limited; and Vice President, A I M Advisors, Inc. and AIM Global Ventures Co.

  The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

  The members of the Audit Committee are Messrs. Daly, Kroger (Chairman), Pennock and Robinson. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

  The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

  The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman) and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

  All of the trustees of the Trust also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. Certain of the executive officers of the Trust hold similar offices with some or all of such investment companies.

---------------

*** Mr. Arthur and Ms. Relihan are married.

REMUNERATION OF TRUSTEES

  Set forth below is information regarding compensation paid or accrued during the fiscal year ended July 31, 1995 for each trustee of the Fund:

=================================================================================================================
                                                                             RETIREMENT
                                                       AGGREGATE              BENEFITS                 TOTAL
                                                      COMPENSATION            ACCRUED               COMPENSATION
                                                        FROM THE               BY ALL                  FROM ALL
      DIRECTOR                                           FUND(1)             AIM FUNDS(2)            AIM FUNDS(3)
-----------------------------------------------------------------------------------------------------------------
Charles T. Bauer                                        $       0             $         0            $          0
-----------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                           1,027                   2,814                  45,094
-----------------------------------------------------------------------------------------------------------------
Owen Daly II                                                1,022                  14,375                  45,844
-----------------------------------------------------------------------------------------------------------------
Carl Frischling                                             1,027                   7,542                  45,094
-----------------------------------------------------------------------------------------------------------------
Robert H. Graham                                                0                       0                       0
-----------------------------------------------------------------------------------------------------------------
John F. Kroeger                                             1,022                  20,517                  45,844
-----------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                            1,022                   5,093                  45,844
-----------------------------------------------------------------------------------------------------------------
Ian W. Robinson                                             1,017                  10,396                  45,094
-----------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                              1,017                   4,682                  45,094
=================================================================================================================

---------------

(1) The total amount of compensation deferred by all Trustees of the Fund during the fiscal year ended July 31, 1995, including interest earned thereon, was $4,268.

(2) During the fiscal year ended July 31, 1995, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $1,231. Data reflects compensation earned for the calendar year ended December 31, 1994.

(3) Messrs. Bauer, Daly, Graham, Kroeger and Pennock each serves as a Director or Trustee of a total of 11 AIM Funds. Messrs Crockett, Frischling, Robinson and Sklar each serves as a Director or Trustee of a total of 10 AIM Funds. Data reflects compensation earned for the calendar year ended December 31, 1994.

(4) Messrs. Crockett, Frischling, Robinson and Sklar also each received $221 as compensation from the Trust during the fiscal year ended July 31, 1995, which represents compensation from AIM Adjustable Rate Government Fund ("ARM"). ARM was a portfolio of the Trust until November 18, 1994, when it was merged into AIM Intermediate Government Fund, which is a portfolio of the AIM Funds Group, a Delaware business trust.

(5) Messrs. Daly, Kroeger and Pennock also each received $219 as compensation from the Trust during the fiscal year ended July 31, 1995, which represents compensation from ARM.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

  Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 5% of such Trustee's compensation paid by the AIM Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments for a period of no more than five years. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than five years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.

    Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service as of December 31, 1994 for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 7, 8, 17, 17, 13, 7, and 5 years, respectively.

                                      Annual Compensation Paid By
                                             All AIM Funds

                                      $60,000             $65,000
                      ===========================================
Number of             10              $30,000             $32,000
Years of              -------------------------------------------
Service with           9              $27,000             $29,000
The AIM Funds         -------------------------------------------
                       8              $24,000             $26,000
                      -------------------------------------------
                       7              $21,000             $22,000
                      -------------------------------------------
                       6              $18,000             $19,000
                      -------------------------------------------
                       5              $15,000             $16,000
                      ===========================================

DEFERRED COMPENSATION AGREEMENTS

  Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a trustee of the Fund. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

  During the fiscal year ended July 31, 1995 the Fund paid $2,245 in legal fees to Reid & Priest, the law firm in which Mr. Frischling, a trustee of the Trust, was a partner. During the fiscal year ended July 31, 1995 the Fund paid $1,044 to Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, the law firm in which Mr. Frischling, a trustee of the Trust, is a partner.

THE INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement with the Trust, dated October 18, 1993 (the "Advisory Agreement"). AIM was organized in 1976, and together with its affiliates is the investment advisor or manager of 37 investment company portfolios. As of November 1, 1995, the total assets of the investment company portfolios advised or managed by AIM and its affiliates were approximately 39.5 billion.

  AIM is a wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Trustees and Officers." A I M Capital Management Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

  AIM and the Fund have adopted a Code of Ethics which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and
(iii) transactions involving securities being considered for investment by an AIM Fund. The Code of Ethics also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may result in censure, monetary penalties, suspension or termination of employment.

  The Advisory Agreement became effective on October 18, 1993 and will continue in effect until June 30, 1996, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. The Trust or AIM may terminate the Advisory Agreement on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investments of the Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Trust's Board of Trustees. AIM shall not be liable to the Fund or its shareholders for any act or omission by AIM or for any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Pursuant to the Advisory Agreement, AIM receives a fee as compensation for its services with respect to the Fund, calculated daily and paid monthly, at an annual rate equal to 0.20% of the first $500 million of the Fund's aggregate average daily net assets, plus 0.175% of the Fund's aggregate average daily net assets in excess of $500 million.

  The Advisory Agreement provides that, upon the request of the Trust's Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Fund have entered into a Master Administrative Services Agreement (the "Administrative Services Agreement"), dated as of October 18, 1993, pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries.

  In addition to the fees paid to AIM pursuant to the Advisory Agreement and the Administrative Services Agreement, the Trust, on behalf of the Fund, also pays or causes to be paid all other expenses attributable to the Fund, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents; brokers' commissions in connection with portfolio securities transactions of the Fund; all taxes, including securities issuance and transfer taxes, and fees payable to federal, state or other governmental agencies; the cost and expenses of engraving or printing share certificates; all costs and expenses in connection with registration and maintenance of registration with the SEC and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing proxy statements, reports to shareholders, prospectuses and statements of additional information of the Fund and supplements thereto; expenses of shareholders' and trustees' meetings; fees and travel expenses of trustees and trustee members of any advisory board or committee; expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing service; fees and expenses of legal counsel, including counsel to the Non-Interested Trustees of the Trust or AIM, and of independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto). FMC bears the expenses of printing and distributing reports to shareholders, prospectuses and statements of additional information (other than those reports to shareholders, prospectuses and statements of additional information distributed to existing shareholders of the Institutional Shares) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of shares of the Institutional Shares.

  Expenses of the Trust which are not directly attributable to the operations of any class of shares or Portfolio of the Trust are prorated among all classes of the Trust based upon the relative net assets of each class or Portfolio. Expenses of the Trust which are not directly attributable to a specific class of shares but are directly attributable to a specific Portfolio are prorated among all classes of such Portfolio based upon the relative net assets of each such class. Expenses of the Trust which are directly attributable to a specified class of shares are charged against the income available for distribution as dividends to such shares.

  During the fiscal year ended July 31, 1995, the eleven-month period ended July 31, 1994, and the fiscal years ended August 31, 1993 and 1992, AIM received advisory fees of $809,449, $942,205, $819,683 and $495,425, respectively, pursuant to the Advisory Agreement. During the fiscal year ended July 31, 1995, the eleven-month period ended July 31, 1994, and the fiscal years ended August 31, 1993 and 1992, AIM was reimbursed $82,199, $91,445, $90,365 and $39,024, respectively, pursuant to the Administrative Services Agreement.

  The Advisory Agreement requires AIM to reduce its fees to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. As described in the

Prospectus, AIM may voluntarily waive its fees from time to time, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York acts as custodian for the Fund's portfolio securities and cash. The Bank of New York receives such compensation from the Trust for its services as is agreed to from time to time by The Bank of New York and the Trust. The address of The Bank of New York is 110 Washington Street, 8th floor, New York, New York 10286.

  A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, serves as transfer agent and dividend disbursing agent for the Institutional Shares. The Fund pays AIFS such compensation as may be agreed upon from time to time. During the fiscal year ended July 31, 1995, AIFS received from the Fund transfer agency and shareholder services fees with respect to the Institutional Shares in the amount of $3,349.

REPORTS

  The Trust furnishes holders of the Institutional Shares with semi-annual reports containing information about the Trust and its operations, including a schedule of investments held by the Fund and its financial statements. The annual financial statements are audited by the Fund's independent certified public accountants. The Board of Trustees has selected KPMG Peat Marwick LLP, NationsBank Building, 700 Louisiana, Houston, Texas 77002, as the independent auditors to audit the financial statements and review the tax returns of the Fund.

PRINCIPAL HOLDERS OF SECURITIES

  To the best of the knowledge of the Fund, as of November 1, 1995, the trustees and officers of the Trust owned less than 1% of the outstanding shares of any class of the Trust.

     INSTITUTIONAL SHARES:

  To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class, as of November 1, 1995, and the percent of outstanding shares owned by such shareholders are as follows:

                                                                               PERCENT
                                                                               OWNED OF
          NAME AND ADDRESS                                                     RECORD
          OF RECORD OWNER                                                       ONLY*
        ------------------                                                    -------
        Mellon Bank, N.A.                                                       58.18%**
        Three Mellon Center
        Pittsburgh, PA 15259

        The Northern Trust Co.                                                  14.86%
        P.O. Box 92956
        Chicago, IL 60675

        Frost National Bank                                                     10.20%
        P.O. Box 1600
        San Antonio, TX 78296

        U.S. Bank of Washington                                                  8.18%
        P.O. Box 3168
        Portland, OR 97208

---------------

 * The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

     AIM LIMITED MATURITY TREASURY SHARES:

  To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Retail Class, as of November 1, 1995, and the percent of outstanding shares owned by such shareholders are as follows:

                                                                     PERCENT
                                                                     OWNED OF
                  NAME AND ADDRESS                                    RECORD
                  OF RECORD OWNER                                      ONLY*
                  ---------------                                      -----
        Merrill Lynch Pierce Fenner & Smith                            13.9%
        AIDS/Street Account
        Mutual Fund Operations
        Attn: Private Client Group
        P.O. Box 45286
        Jacksonville, FL 32232-5286

        BHC Securities Inc.                                             7.8%
        FBO CB Clients
        Trade House Account
        2005 Market Street
        Philadelphia, PA 19103

        Bob & Co                                                        5.2%
        c/o Bank of Boston
        Attn: Mutual Funds
        P.O. Box 1809
        Boston, MA 02105

---------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                           PURCHASES AND REDEMPTIONS

NET ASSET VALUE DETERMINATION

  A complete description of the manner by which shares of the Institutional Shares may be purchased appears in the Prospectus under the caption "Purchase of Shares."

  The Institutional Shares are sold at the net asset value of such shares. Shareholders may at any time redeem all or a portion of their shares at net asset value. The investor's price for purchases and redemptions will be the net asset value next determined following the receipt of an order to purchase or a request to redeem shares. The net asset value of the Fund varies depending on the market value of its assets.

  In accordance with the current rules and regulations of the SEC, the net asset value per share of the Fund is determined daily as of 4:15 p.m. Eastern Time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding of all classes of the Fund's shares. In the event the New York Stock Exchange ("NYSE") closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined 15 minutes following the close of the NYSE on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  Securities will be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchase of Shares," "Redemption of Shares" and "Net Asset Value" in the Prospectus.)

  The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

THE DISTRIBUTION AGREEMENT

  The Trust has entered into a Distribution Agreement with FMC, dated as of October 18, 1993 (the "Distribution Agreement"), pursuant to which FMC has agreed to act as the exclusive distributor of shares of the Institutional Shares. The address of FMC is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. The Distribution Agreement provides that FMC has the exclusive right to distribute the Institutional Shares either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Shares and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of the Institutional Shares. FMC does not receive any fees from the Fund pursuant to the Distribution Agreement.

  FMC is a registered broker-dealer and is also a wholly-owned subsidiary of AIM.

  The Distribution Agreement became effective October 18, 1993 and will continue in effect until June 30, 1996, and from year to year only if such continuation is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Fund or FMC may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate in the event of its "assignment," as defined in the 1940 Act.

SUSPENSION OF REDEMPTION RIGHTS

  The right of redemption may be suspended or the date of payment upon redemption may be postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend or holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

  Information concerning the Fund's investment objective and fundamental and operating policies is set forth in the Prospectus. The principal features of the Fund's investment program and the primary risks associated with that investment program are also discussed in the Prospectus. There can be no assurance that the Fund will achieve its objective. The values of the securities in which the Fund invests fluctuate based upon interest rates and market factors.

  Repurchase Agreements. The Fund's investment policies permit the Fund to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of an investment contract from a financial institution, such as a bank or broker-dealer, which contract is secured by U.S. Treasury obligations of the type described above whose value is equal to or greater than the value of the repurchase agreement, including the agreed-upon interest. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by the Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligation, the Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. The Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by the Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, the Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven calendar days from the date of acquisition by the Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven days of the date of acquisition.

INVESTMENT RESTRICTIONS

  The most significant investment restrictions applicable to the Fund's investment program are set forth in the Prospectus under "Investment
Program -- Restrictions." Additionally, as a matter of fundamental policy which may not be changed without a vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of the Fund, the Fund will not:

          (1) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33 1/3% of the value of its total assets at the time of such borrowing;

          (2) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

          (3) invest in real estate or other interests in real estate;

          (4) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

          (5) invest in any obligation not payable as to principal and interest in United States currency;

          (6) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury); or

          (7) acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

  In addition to those policies discussed in the Prospectus and above, the Fund generally will not invest in any company for the purpose of exercising control or management, or purchase securities of an issuer if the officers and trustees of the Trust and the officers and directors of the Fund's investment advisor collectively own beneficially over 5% of the outstanding voting securities of such issuer, in each case excluding holdings of any officer, trustee or director of less than 1/2 of 1% of the outstanding voting securities of such issuer. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.

  The percentage limitations set forth in the restrictions noted above are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Fund may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of the Fund's assets occurring subsequent to the time of purchase.

  The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of the Fund are eligible for investment by a federal credit union. In order to ensure that shares of the Fund meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:

          (1) The Fund will enter into repurchase agreements only with: (a) banks insured by the Federal Deposit Insurance Corporation (FDIC); (b) savings and loan associations insured by the FDIC; or (c) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book -- Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

          (2) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

          (3) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

          (4) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

  In addition, in order to comply with regulations governing the liquidity requirements applicable to federal savings and loan associations, as a matter of fundamental policy, the Fund will only invest in eligible securities having a remaining term to maturity of three years or less.

  In order to permit the sale of the Fund's shares in certain states, the Fund may from time to time make commitments more restrictive than the restrictions described herein. These restrictions are not matters of fundamental policy, and should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the states involved.

  To permit the sale of shares of the Fund in Texas, the Fund will limit its investment in securities which are not readily marketable to 15% of its net assets.

                            PERFORMANCE INFORMATION

YIELD CALCULATIONS

  Yields for the Institutional Shares used in advertising are computed as follows: (a) divide the interest and dividend income of the Institutional Shares for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive dividends during the period; (b) divide the figure arrived at in step (a) by the net asset value of the Institutional Shares at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

  Income calculated for the purposes of calculating the yield of the Institutional Shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Institutional Shares may differ from the rate of distributions the Institutional Shares paid over the same period or the rate of income reported in the financial statements of the Institutional Shares.

  The Fund may also quote the distribution rate for the Institutional Shares, which expresses the historical amount of income dividends of the Institutional Shares to its shareholders as a percentage of the net asset value per share of the Institutional Shares. The distribution rate for the Institutional Shares for the thirty day period ended July 31, 1995 was 6.22%. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1995 by the net asset value per share of the Institutional Shares at the end of that period and annualizing the result.

TOTAL RETURN CALCULATIONS

  Total returns quoted in advertising reflect all aspects of the Institutional Shares' return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share of the Institutional Shares over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Institutional Shares over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance of the Institutional Shares is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Institutional Shares.

  In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL PORTFOLIO RESULTS

  The following chart shows the total returns for the Institutional Shares for the twelve months and five year periods ended July 31, 1995, and the period beginning July 13, 1987 (the date operations commenced) through July 31, 1995.

                                                                      AVERAGE
                                                                       ANNUAL   CUMULATIVE
                                                                       RETURN     RETURN
                                                                       ------     ------
        Twelve months ended 7/31/95..................................  6.61%       6.61%
        Five years ended 7/31/95.....................................  6.69%      38.20%
        7/13/87 - 7/31/95............................................  6.95%      71.88%

  The 30 day yield of the Institutional Shares as of July 31, 1995 was 5.55%.

  A hypothetical investment of $1,000 in the Institutional Shares made during the twelve months ended July 31, 1995 would have been worth $1,066.08. During the five-year period ended July 31, 1995, a hypothetical $1,000 investment in the Institutional Shares at the beginning of such period would have been worth $1,382.30. A hypothetical investment of $1,000 made on July 13, 1987 (the date operations commenced) through July 31, 1995, would have been worth $1,718.83, assuming in each case that all distributions were reinvested.

  The performance of the Institutional Shares may be compared in advertising to the performance of other mutual funds in general or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Institutional Shares may also advertise mutual fund performance rankings which have been assigned to the Institutional Shares by such monitoring services.

                             PORTFOLIO TRANSACTIONS

  AIM is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the execution and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to AIM with clients other than the Fund. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Fund. AIM is of the opinion that the material received is beneficial in supplementing AIM's research and analysis; and therefore, it may benefit the Fund by improving the quality of AIM's investment advice. The advisory fees paid by the Fund are not reduced because AIM receives such services.

  AIM and its affiliates manage several other investment companies (the "AIM Funds"), some of which may have objectives similar to those of the Fund. It is possible that, at times, identical securities will be appropriate for investment by the Fund and by one or more of the AIM Funds. The position of each account, however, in the securities of the same issue, may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of the AIM Funds is considered at or about the same time, transactions in such securities will be allocated among the Fund and the AIM Funds in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

  Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Board of Trustees has adopted procedures pursuant to Rule 17a-7 under the 1940 Act relating to portfolio transactions between the Fund and the AIM Funds and the Fund may from time to time enter into transactions in accordance with such Rule and procedures.

  From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or AIM Capital and simultaneously purchased by another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Fund. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

  Changes in the portfolio holdings of the Fund are made without regard to whether a sale would result in a profit or loss. The portfolio turnover rate of the Fund for the year ended July 31, 1995, the eleven month period ended July 31, 1994 and fiscal year ended August 31, 1993, were 120.01%, 120.40% and 122.99%. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by the Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.

  Provisions of the 1940 Act and the rules and regulations thereunder have been construed to prohibit the Fund from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in certain transactions with such 5% holder if the Fund complies with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflicts of interest.

  At the present time, the Fund does not intend to engage in any transactions with such 5% holders other than repurchase agreement transactions.

                                     TAXES

  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

  In addition to satisfying the Distribution Requirement, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forward contracts, will not be characterized as Short-Short Gain if they are directly related to the Fund's principal business of investing in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income and foreign currency gain or loss for the one year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

  The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

  The Fund anticipates distributing substantially all of its investment company taxable income and short-term capital gains for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.

  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year.

  The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the Fund.

o  INDEPENDENT           The Board of Trustees and Shareholders of
   AUDITORS'             AIM Investment Securities Funds
   REPORT
                         We have audited the accompanying statement of assets and liabilities of the Limited Maturity Treasury
                         Portfolio (a series of AIM Investment Securities
                         Funds), including the schedule of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the eleven months ended July 31, 1994 and the financial highlights for the year then ended, the eleven months ended July
                         31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987
                         (date operations commenced) through August 31, 1987.
                         These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the eleven months ended July 31, 1994, and the financial highlights for the year then ended, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987 in conformity with generally accepted accounting principles.

                                                  /s/ KPMG PEAT MARWICK LLP
                                                   KPMG Peat Marwick LLP

                         September 1, 1995
                         Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 1995

                                                              PRINCIPAL
                                                               AMOUNT
                                              MATURITY         (000S)            VALUE
U. S. TREASURY SECURITIES

U. S. TREASURY NOTES-98.55%
6.25%                                         08/31/96        $ 33,760        $ 33,922,723
------------------------------------------------------------------------------------------
6.50%                                         09/30/96          32,480          32,749,259
------------------------------------------------------------------------------------------
6.875%                                        10/31/96          32,800          33,227,384
------------------------------------------------------------------------------------------
7.25%                                         11/30/96          32,635          33,225,041
------------------------------------------------------------------------------------------
7.50%                                         12/31/96          32,725          33,472,439
------------------------------------------------------------------------------------------
7.50%                                         01/31/97          33,000          33,786,720
------------------------------------------------------------------------------------------
6.875%                                        02/28/97          32,590          33,100,034
------------------------------------------------------------------------------------------
6.625%                                        03/31/97          33,185          33,593,507
------------------------------------------------------------------------------------------
6.50%                                         04/30/97          32,780          33,124,846
------------------------------------------------------------------------------------------
6.125%                                        05/31/97          32,700          32,832,762
------------------------------------------------------------------------------------------
5.625%                                        06/30/97          32,725          32,590,500
------------------------------------------------------------------------------------------
5.875%                                        07/31/97          32,500          32,511,700
------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities                                        398,136,915
------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-98.55%                                              398,136,915
------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-1.45%                                     5,873,459
------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                   $404,010,374
==========================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1995

ASSETS:
Investments, at market value (cost $394,125,287)                               $398,136,915
-------------------------------------------------------------------------------------------
Cash                                                                                 18,054
-------------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                                2,041,751
-------------------------------------------------------------------------------------------
  Interest                                                                        5,497,050
-------------------------------------------------------------------------------------------
Investment in deferred compensation plan                                              7,430
-------------------------------------------------------------------------------------------
Other assets                                                                        195,658
-------------------------------------------------------------------------------------------
    Total assets                                                                405,896,858
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                            786,696
-------------------------------------------------------------------------------------------
  Dividends                                                                         947,839
-------------------------------------------------------------------------------------------
  Deferred compensation                                                               7,430
-------------------------------------------------------------------------------------------
Accrued advisory fees                                                                67,358
-------------------------------------------------------------------------------------------
Accrued distribution fees                                                            34,365
-------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                          19,330
-------------------------------------------------------------------------------------------
Accrued operating expenses                                                           23,466
-------------------------------------------------------------------------------------------
    Total liabilities                                                             1,886,484
-------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                    $404,010,374
===========================================================================================

                                                  INSTITUTIONAL       AIM
                                                     SHARES          SHARES           FUND

NET ASSETS:                                       $129,530,358    $274,480,016    $404,010,374
==============================================================================================
Shares outstanding, $0.01 par value
  per share                                         12,915,909      27,369,326      40,285,235
==============================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                    $      10.03
==============================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.03 / 99.00%)                                            $      10.13
==============================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 1995

                                                       INSTITUTIONAL        AIM
                                                          SHARES           SHARES            FUND
INVESTMENT INCOME:
Interest                                                $ 7,406,926      $ 16,714,505     $ 24,121,431
------------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                               247,821           561,628          809,449
------------------------------------------------------------------------------------------------------
Administrative service fees                                  20,670            61,529           82,199
------------------------------------------------------------------------------------------------------
Custodian fees                                                7,205             9,215           16,420
------------------------------------------------------------------------------------------------------
Transfer agent fees                                           2,064           196,628          198,692
------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                   2,380             5,774            8,154
------------------------------------------------------------------------------------------------------
Distribution fees                                                --           421,183          421,183
------------------------------------------------------------------------------------------------------
Other                                                        60,872           170,765          231,637
------------------------------------------------------------------------------------------------------
       Total expenses                                       341,012         1,426,722        1,767,734
------------------------------------------------------------------------------------------------------
Net investment income                                   $ 7,065,914      $ 15,287,783       22,353,697
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sales of investment securities                                      (7,239,070)
------------------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                                             9,384,912
------------------------------------------------------------------------------------------------------
       Net gain on investment securities                                                     2,145,842
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $ 24,499,539
======================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 1995 and
the eleven months ended July 31, 1994

                                                                          1995            1994
OPERATIONS:
  Net investment income                                               $ 22,353,697    $ 18,105,773
--------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities            (7,239,070)     (2,745,439)
--------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment securities    9,384,912      (8,181,235)
--------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                24,499,539       7,179,099
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME:
  Institutional Shares                                                  (7,065,914)     (6,248,089)
--------------------------------------------------------------------------------------------------
  AIM Shares                                                           (15,287,783)    (11,857,684)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS
  ON INVESTMENT SECURITIES                                                      --      (4,076,018)
--------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Institutional Shares                                                  (6,229,532)      9,581,280
--------------------------------------------------------------------------------------------------
  AIM Shares                                                           (56,819,839)     (9,292,096)
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                              (60,903,529)    (14,713,508)
--------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                  464,913,903     479,627,411
--------------------------------------------------------------------------------------------------
  End of period                                                       $404,010,374    $464,913,903
==================================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                                       $410,024,906    $473,074,277
--------------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of
    investment
    securities                                                         (10,026,160)     (2,787,090)
--------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                           4,011,628      (5,373,284)
--------------------------------------------------------------------------------------------------
                                                                      $404,010,374    $464,913,903
==================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized short-term capital gains, if any, are distributed quarterly. Net realized long-term capital gains, if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,819,679, which expires, if not previously utilized, in the year 2003.

E. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to more than one class, e.g., advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million. This agreement requires AIM to reduce its fee or, if necessary, make payments to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended July 31, 1995, the Fund reimbursed AIM $58,818 for such services.
  During the year ended July 31, 1995, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $3,349 for shareholder and transfer agency services. Effective July 1, 1995, AIFS became the exclusive transfer agent of the Institutional Shares of the Fund. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the AIM Shares and was paid $91,753 for such services for the nine months ended July 31, 1995.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1995, the AIM Shares paid AIM Distributors $421,183 as compensation under the Plan.
  AIM Distributors received commissions of $89,885 during the year ended July 31, 1995 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  The Fund paid legal fees of $2,245 for services rendered by Reid & Priest as counsel to the Board of Trustees. In September 1994, the firm Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $1,044 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust and, prior to September 1994, was a member of Reid & Priest.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1995 was $488,664,643 and $599,080,810, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of July 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                $ 4,010,459
-----------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                  (94,232)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                      $ 3,916,227
=====================================================================================================

Cost of investments for tax purposes is $394,220,688.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-SHARE INFORMATION

Changes in the Institutional Shares outstanding during the year ended July 31, 1995 and the eleven months ended July 31, 1994 were as follows:

                                                           July 31, 1995                   July 31, 1994
                                                    ----------------------------    ----------------------------
                                                      Shares          Amount          Shares          Amount
                                                    -----------    -------------    -----------    -------------
Sold                                                  1,443,720    $  14,412,733     19,308,147    $ 196,223,146
--------------------------------------------------------------------------------    ----------------------------
Issued as reinvestment of dividends                     113,174        1,124,015         66,081          664,163
--------------------------------------------------------------------------------    ----------------------------
Reacquired                                           (2,194,873)     (21,776,280)   (18,584,169)    (187,306,029)
--------------------------------------------------------------------------------    ----------------------------
                                                       (637,979)   $  (6,229,532)       790,059    $   9,581,280
================================================================================    ============================

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of Institutional Shares outstanding during the year ended July 31, 1995, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987.

                              JULY 31,                                             AUGUST 31,
                       ----------------------   ---------------------------------------------------------------------------------
                         1995         1994        1993        1992        1991        1990        1989        1988        1987
                       ---------    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value,
  beginning of
  period               $  9.96      $ 10.24    $  10.21    $  10.01    $   9.79    $   9.78    $   9.80    $   9.92    $  10.00
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Income from
 investment
 operations:
 Net investment
   income                 0.57         0.37        0.44        0.60        0.73        0.79        0.85        0.73        0.09
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Net gains (losses)
   on securities
   (both realized
   and unrealized)        0.07        (0.20)       0.05        0.29        0.22        0.01       (0.02)      (0.12)      (0.08)
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total from
     investment
     operations           0.64         0.17        0.49        0.89        0.95        0.80        0.83        0.61        0.01
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Less distributions:
 Dividends from net
   investment income     (0.57)       (0.37)      (0.44)      (0.60)      (0.73)      (0.79)      (0.85)      (0.83)      (0.09)
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Distributions from
   net realized
   capital gains            --        (0.08)      (0.02)      (0.09)         --          --          --          --          --
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total
     distributions       (0.57)       (0.45)      (0.46)      (0.69)      (0.73)      (0.79)      (0.85)      (0.73)      (0.09)
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end
 of period             $ 10.03      $  9.96    $  10.24    $  10.21    $  10.01    $   9.79    $   9.78    $   9.80    $   9.92
====================   =======     ========   =========   =========   =========   =========   =========   =========   =========
Total return(a)          6.61%        1.72%       4.88%       9.14%      10.08%       8.52%       8.87%       6.34%       0.14%
====================   =======     ========   =========   =========   =========   =========   =========   =========   =========
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)             $129,530     $134,971    $130,690    $ 89,352    $ 25,528    $ 10,378    $ 16,065    $ 35,310   $  4,202
====================  ========     ========   =========   =========   =========   =========   =========   =========   ========
Ratio of expenses to
 average net assets      0.28%(b)     0.25%(c)    0.24%       0.28%       0.41%(d)    0.31%(e)    0.31%(f)    0.31%(f)   0.25%(c)(f)
====================   =======     ========   =========   =========   =========   =========   =========   =========    =======
Ratio of net
 investment income
 to average
 net assets              5.70%(b)     3.98%(c)    4.30%       5.76%       7.36%(d)    8.12%(e)    8.69%(f)    7.46%(f)   6.98%(c)(f)
====================   =======     =======   =========   =========   =========   =========   ==========   =========   ========
Portfolio turnover
 rate                  120.01%      120.40%     122.99%     119.62%     214.74%     192.46%     219.53%     140.83%     28.29%
====================   =======     ========   =========   =========   =========   =========   =========   =========   ========
Borrowings for the
 period:
 Amount of debt
   outstanding at
   end of period
   (000s omitted)           --           --         --         --          --            --    $  2,257    $ 10,892         --
--------------------  --------    --------   ---------   ---------   ---------   ----------   ---------   ---------   --------
 Average amount of
   debt outstanding
   during the period
   (000s omitted)(g)        --           --          --          --          --    $    834    $  3,562    $  3,754         --
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   --------
 Average number of
   shares outstanding
   during the period
   (000s omitted)(g)    12,540       16,864       9,785       6,097       1,477       1,208       1,817       2,118        390
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   --------
 Average amount of
   debt per share
   during the period        --           --          --          --          --    $   0.69    $   1.96    $   1.69          --
--------------------  --------     --------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

(a) For periods less than one year, the total return is not annualized.
(b) Ratios are based on average net assets of $123,910,861.
(c) Annualized.
(d) After expense reimbursements.
(e) After waiver of advisory fees and expense reimbursements.
(f) After waiver of advisory fees.
(g) Averages computed on a daily basis.